Business Combinations	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Business Combinations

Note 3 — Business Combinations
On April 13, 2016, Cleco Holdings completed its merger with Merger Sub whereby Merger Sub merged with and into Cleco Corporation, with Cleco Corporation surviving the Merger, and Cleco Corporation converting to a limited liability company and changing its name to Cleco Holdings, as a direct, wholly owned subsidiary of Cleco Group and an indirect, wholly owned subsidiary of Cleco Partners. At the effective time of the Merger, each outstanding share of Cleco Corporation common stock, par value $1.00 per share (other than shares that were owned by Cleco Corporation, Cleco Partners, Merger Sub, or any other direct or indirect wholly owned subsidiary of Cleco Partners or Cleco Corporation), were cancelled and converted into the right to receive $55.37 per share in cash, without interest, with all dividends payable before the effective time of the Merger.

Regulatory Matters
On March 28, 2016, the LPSC approved the Merger. The LPSC’s written order approving the Merger was issued on April 7, 2016. Approval of the Merger was conditioned upon certain commitments, including $136.0 million of customer rate credits, a $7.0 million one-time contribution for economic development in Cleco Power’s service territory to be administered by the LED, $6.0 million of charitable contributions to be disbursed over five years, and $2.5 million of contributions for economic development for Louisiana state and local organizations to be disbursed over five years. These commitment costs were accrued on April 13, 2016, and are included in Merger transaction and commitment costs and Merger commitment costs on Cleco and Cleco Power’s Consolidated Statements of Income, respectively. In addition, the Merger Commitments also included $1.2 million of annual refunds to customers representing cost savings due to the Merger. For more information, see Note 12 — “Regulation and Rates.”

Accounting for the Merger Transaction
The total purchase price consideration was approximately $3.36 billion, which consisted of cash paid to Cleco Corporation shareholders of $3.35 billion and cash paid for Cleco LTIP equity awards of $9.5 million. There were no remaining LTIP equity awards as of the close of the Merger.
Pushdown accounting was applied to Cleco, and accordingly, the Cleco consolidated assets acquired and liabilities assumed were recorded on April 13, 2016, at their fair values as follows:

Purchase Price Allocation
(THOUSANDS)	AT APR. 13, 2016
Current assets	$455,016
Property, plant, and equipment, net	3,432,144
Goodwill	1,490,797
Other long-term assets	1,023,487
Less
Current liabilities	228,515
Net deferred income tax liabilities	1,059,939
Other deferred credits	279,379
Long-term debt, net	1,470,126
Total purchase price	$3,363,485

Cleco Power’s assets and liabilities were recorded at historical cost since Cleco did not elect pushdown accounting at the Cleco Power level.
The following tables present the fair value adjustments to Cleco’s balance sheet and recognition of goodwill:

(THOUSANDS)	AT APR. 13, 2016
Property, plant, and equipment	$(1,334,932)
Accumulated depreciation	$(1,565,776)
Goodwill	$1,490,797
Intangible assets	$91,826
Regulatory assets	$250,409
Deferred income tax liabilities	$126,853
Other deferred credits	$21,175
Long-term debt	$198,599

Most of the carrying values of Cleco’s assets and liabilities were determined to be stated at fair value at the Merger date, considering that most of these assets are subject to regulation by the LPSC and FERC. Under such regulation, rates charged to customers are established by a regulator to provide for recovery of costs and a fair return on rate base and are generally measured at historical cost. As such, a market participant would not expect to recover any more or less than the carrying value of the assets. Prior to the Merger, the Coughlin step-up value was not recorded on Cleco’s Consolidated Balance Sheet due to the accounting treatment for the transfer of that asset in March 2014. However, the recovery of the step-up value of the Coughlin asset was approved by the LPSC for recovery in base rates, including a return on rate base. On the date of the Merger, the step-up value for the Coughlin asset was recognized on Cleco’s Consolidated Balance Sheet since Cleco Power is able to earn a return on and recover these costs from its customers. The beginning balance of fixed depreciable assets was shown net at the date of the Merger, as no accumulated depreciation existed on the date of the Merger.
The excess of the purchase price over the estimated fair value of assets acquired and the liabilities assumed was $1.49 billion, which was recognized as goodwill by Cleco at the Merger date. The goodwill represents the potential long-term return of Cleco to its member. Management has assigned goodwill to Cleco’s reportable segment, Cleco Power.
A fair value adjustment was recorded on Cleco’s Consolidated Balance Sheet to reflect the valuation of the Cleco trade name. This adjustment is included in Intangible assets on Cleco’s Consolidated Balance Sheet. The valuation of the trade name was estimated by applying the relief-from-royalty method under the income approach. This valuation method is based on the premise that, in lieu of ownership of the asset, a company would be willing to pay a royalty to a third-party for the use of that asset. The owner of the asset is spared this cost, and the value of the asset is estimated by the cost savings. The projected revenue attributed to the trade name was based on projections of the value of Cleco’s wholesale contracts. The trade name is being amortized over 20 years. The amortization of the Cleco trade name is included in Depreciation and amortization on Cleco’s Consolidated Statement of Income.
On the date of the Merger, fair value adjustments were recorded on Cleco’s Consolidated Balance Sheet for the difference between the contract price and the market price of long-term wholesale power supply agreements. These adjustments are classified as Intangible assets on Cleco’s Consolidated Balance Sheet. The valuation of the power supply agreements was estimated using the income approach. The income approach is based upon discounted projected future cash flows associated with the underlying contracts. The intangible assets for the power supply agreements will be amortized over the remaining term of the applicable contract. The amortization of the power supply agreements is included in Electric operations on Cleco’s Consolidated Statement of Income.
The net increase in deferred tax liabilities on Cleco’s Consolidated Balance Sheet represents the differences between the assigned fair values of assets acquired and their related income tax basis, net of a deferred tax asset representing the net operating loss carryforward that will be utilized in future periods. As the underlying asset assigned fair values are amortized, the related deferred tax liabilities will be included in income tax expense. Goodwill is not deductible for income tax purposes; therefore, no deferred income tax assets or liabilities were recognized for goodwill.
Other fair value adjustments were recorded for long-term debt, postretirement benefit remeasurements and deferred losses, and interest rate derivative settlement gains/losses. These fair value adjustments are subject to rate regulation, but do not earn a return. In these instances, a corresponding regulatory asset was established, as the underlying utility asset or liability amounts are recoverable from or refundable to customers at historical cost through the rate setting process. These regulatory assets established to offset fair value adjustments are amortized in amounts and over time frames consistent with the realization or settlement of the fair value adjustments. In November and December 2016, Cleco Power redeemed $60.0 million and $250.0 million in long-term debt, respectively. As a result, the fair value adjustments for the redeemed long-term debt and the related unamortized debt issuance cost of $19.8 million on Cleco’s Consolidated Balance Sheet were derecognized. The offset was to the respective regulatory assets. For more information, see Note 4 — “Regulatory Assets and Liabilities.”
The valuations performed in the second quarter of 2016 to estimate the fair value of assets acquired and liabilities assumed were considered preliminary as a result of the short time period between the closing of the Merger and the end of the second quarter of 2016. During the third quarter of 2016, valuations were performed for the valuation and assessment of the postretirement benefit plans as of April 13, 2016, and the economic useful life of the Cleco trade name. Accounting guidance provides that the allocation of the purchase price may be modified up to one year from the date of the Merger, as more information is obtained about the fair value of assets acquired and liabilities assumed. The preliminary amounts recognized are subject to revision until the valuations are completed and to the extent that additional information is obtained about the facts and circumstances that existed as of the date of the Merger. Except for the effects of the positions related to the Merger reflected on income tax returns, Cleco completed its evaluation and determination of the fair value of certain assets and liabilities acquired as of December 31, 2016. While management believes the positions reflected on the income tax returns are reasonable, the returns have not been audited by the applicable taxing authorities.